SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 15, 2003

Commission File No. 1-9158

MAI SYSTEMS CORPORATION
(Exact name of Registrant as Specified in its Charter)

Delaware	22-2554549
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

26110 Enterprise Way Lake Forest, California 92630
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (949) 598-6000

Item 7.  Financial Statements or Exhibits.

a.               Financial Statements. None.

b.              Exhibits.

99.1.        Press Release dated August 15, 2003.

Item 12. Results of Operations and Financial Condition.

On August 15, 2003, MAI Systems Corporation (the “Company”) announced via press release the Company’s results for its fiscal quarter ended June 30, 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAI SYSTEMS CORPORATION
(Registrant)

Date: August 15, 2003	/s/ W. Brian Kretzmer
W. Brian Kretzmer
Chief Executive Officer and President (Chief Executive Officer)